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
                                                                                                                      EXHIBIT 4.1
NUMBER                                            Global Markets Access Ltd.                SHARES
                                           INCORPORATED IN THE ISLANDS OF BERMUDA
-------------                                   UNDER THE COMPANIES ACT 1981                ------------
COMMON SHARES                                                                                                   CUSIP G37737 10 6
PAR VALUE OF SHARES U.S. $1.00 EACH                                                         SEE REVERSE FOR CERTAIN ABBREVIATIONS

            This is to certify that


            is the registered owner of

                                                  FULLY PAID AND NON-ASSESSABLE
                              COMMON SHARES IN THE ABOVE-NAMED COMPANY SUBJECT TO THE MEMORANDUM OF
                       ASSOCIATION AND THE BYE-LAWS OF THE COMPANY, TRANSFERABLE IN ACCORDANCE THEREWITH.
             This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
             Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:


[BY] [AUTHORIZED SIGNATURE]

/s/ Donald J. Matthews                                                         /s/ Charles G. Collis
Donald J. Matthews, President and Chief Executive Officer                      Charles G. Collis, Secretary


[COUNTERSIGNED AND REGISTERED;
CHASEMELLON SHAREHOLDERS SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR]
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The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws of regulations:


TEN COM - as tenants in common        UNIF GIFT MIN ACT_______  Custodian_______
TEN ENT - as tenants by the entireties                 (Cust)            (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as
          tenants in common                        Act__________________________
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________________ hereby sells, assign and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

    /                                     /


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF TRANSFERRED)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------- shares of the shares represented by the within Certificate, and does hereby constitute and appoint _________________________________________________________ Attorney

to transfer the said shares registered on the register of members of the within named Company with full power of substitution in the premises,


Dated ___________________________

                                           -------------------------------------
                                           NOTICE: THE SIGNATURE TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT,
                                           OR ANY CHANGE WHATSOEVER.

In the presence of:

---------------------------------
          (Witness)

In the presence of:

---------------------------------         --------------------------------------
          (Witness)                                     (Transferee)